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 Number                                                                  Shares

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       INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

                                 STEALTHGAS INC.

                     The Corporation is Authorized to Issue
     ======================================================================
                               100,000,000 Shares
                                 of Common Stock
                              Par value $0.01 each

                                5,000,000 Shares
                               of Preferred Stock
                              Par value: $0.01 each
     ======================================================================

This Certifies that
                    ------------------------------------------

is the owner of ___________________________________________________________
fully-paid and non-assessable Share(s) of Common Stock, par
value $0.01 each, of the above Corporation transferable on the books of the
Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued by the
Corporation.

         In Witness Whereof, the Corporation has caused this certificate to be executed by its duly authorized officers.

Dated:
                               Corporate Seal
-----------------------------                  --------------------------------
President or Vice President                    Secretary or Assistant Secretary

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
   TRANSFER AGENT AND REGISTRAR
   (New York, N.Y.)

     BY:                     (AUTHORIZED SIGNATURE)

                        For Value Received,
                        -------------------------------------------
                        hereby sells, assign and transfers unto

                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

                        __________________________ Shares represented by
                        the within Certificate, and does hereby
                        irrevocably constitute and appoint
                        _____________________ Attorney to transfer the
                        said Shares on the books of the within named
                        Corporation with full power of substitution in the
                        premises.

                        Dated:  _________________    By:_________________

                        In the presence of

                        --------------------------
                          Signature of Witness